Loss per common share (Tables)	6 Months Ended
Jun. 30, 2026
Loss per common share [Abstract]
Computation of Basic and Diluted Loss per Common Share
All common shares issued have equal rights and participate in dividends. Profit or loss attributable to common shareholders is adjusted by the contractual amount of dividends on Series A Preferred Shares. Diluted loss per common share, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional shares that would then share in the Company’s net loss.

	Six-month periods ended
	June 30, 2026	June 30, 2025
Net loss	$(367)	$(3,694)
Cumulative dividends on Series A Preferred Shares	(2,436)	(1,272)
Net loss attributable to common shareholders	$(2,803)	$(4,966)
Divided by: Weighted average number of common shares, basic and diluted	2,947,013	295,474
Loss per common share, basic and diluted	$(0.95)	$(16.81)